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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) June 1, 2005

                           GULF COAST OIL & GAS, INC.
             (Exact name of registrant as specified in its charter)

          Nevada                        000-32747              98-0128688
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(State or other jurisdiction of        (Commission           (IRS Employer
       incorporation)                  File Number)        Identification No.)

5847 San Felipe, Suite 1700,                                           77057
     Houston, Texas
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(Address of principal executive                                     (Zip Code)
         offices)

Registrant's telephone number, including area code (713) 525-4530
                                                   --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240,14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240,13e-4(c))


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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTOR;
  APPOINTMENT OF
PRINCIPAL OFFICERS
SIGNATURES


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SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTOR; APPOINTMENT OF PRINCIPAL OFFICERS

Effective June 1, 2005, the Registrant accepted the resignation of its Chairman of the Board of Directors, Chief Executive Officer, and President,
Massimiliano Pozzoni. Mr. Pozzoni's resignation as a Director of the Registrant was also accepted. The Registrant also announced that it had appointed Rahim Rayani as a member of the Board of Directors, Chief Executive Officer, President, and Secretary.

Mr. Rayani has not entered into any employment agreement with the Registrant. His compensation package has not been finalized.


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 3rd day of June, 2005.

                           GULF COAST OIL & GAS, INC.

                              By: /s/ Rahim Rayani
                       ---------------------------------
                                  Rahim Rayani
                                   President